UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): January 2, 2023

DMC Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-8328	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Ridge Parkway, Suite 300, Broomfield, Colorado  80021
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.05 Par Value	BOOM	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 5, 2023, DMC Global Inc. (the "Company") announced that James Schladen, President of Arcadia Products, LLC (“Arcadia”), a subsidiary of the Company, retired from his position effective January 2, 2023. Arcadia will pay Mr. Schladen severance benefits in accordance with the terms and conditions of the Employment Agreement, dated December 23, 2021, by and between the Company and Mr. Schladen (the “Employment Agreement”) and at the same level as if Mr. Schladen had been terminated by the Company without Cause or had resigned for Good Reason (in each case, as such terms are defined in the Employment Agreement). Mr. Schladen will remain on Arcadia’s board of directors and is expected to serve as a senior advisor to the leadership of Arcadia and DMC. Mr. Schladen and the Company are discussing the potential terms of such advisory relationship and other transition arrangements, but the terms of those arrangements have not been determined.

Item 7.01 Regulation FD Disclosure.

On January 2, 2023, Arcadia appointed James Chilcoff as its President. On January 5, 2023, the Company issued a press release to announce the appointment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information provided in Item 7.01 of this Current Report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated January 5, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC GLOBAL INC.

Dated:	January 5, 2023	By:	/s/ Michael Kuta
Michael Kuta
Chief Financial Officer